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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our reports dated June 26, 2000 relating to the financial statements and financial statement schedule which appears in the Outlook Croup Corp. Annual Report on Form 10-K for the year ended May 31, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
September 26, 2000